SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                     FORM 8K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 9, 1999

                         COMMUNITY BANCORP OF NEW JERSEY

                 (Name of Small Business Issuer in Its Charter)


                   NEW JERSEY                        22-3495574
                   ----------                        ----------
       (State or Other Jurisdiction of            (I.R.S. Employee
             Identification No.               Incorporation or Organization)


         3535 Highway 9 North, Freehold, New Jersey            07728
         ------------------------------------------           ------
          (Address of Principal Executive Offices)          (Zip Code)


                                 (732) 863-9000
                                 --------------
                           (Issuer's Telephone Number)

Item 5.  Other Events

         On July 9, 1999, the Registrant issued a press release announcing a 3% stock dividend. On July 12, 1999, the Registrant issued a press release announcing results for the second quarter, 1999.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.          Description

         99(a) Press release issued July 9, 1999 announcing stock dividend.

         99(b) Press release issued July 12, 1999 announcing second quarter 1999 results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COMMUNITY BANCORP OF NEW JERSEY
                                                 -------------------------------
                                                          (Registrant)

Dated: July 20, 1999                             By:/s/ Robert D. O'Donnell
-------------------                                 -----------------------
                                                    ROBERT D. O'DONNELL
                                                    President and CEO

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.                     Description                         Page Number
-----------                     -----------                         -----------

99(a)                           Press release announcing stock
                                dividend

99(b)                           Press release announcing second quarter
                                results